UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 1, 2018
LEGACYTEXAS FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5851 Legacy Circle, Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 1, 2018, the Compensation Committee of the Board of Directors of LegacyTexas Financial Group, Inc. (the “Registrant”) approved amendments to the form of Restricted Stock Award Agreement to be used for awards of restricted stock under the Registrant's 2017 Omnibus Incentive Plan, that have performance-based vesting requirements (“Form of PSA Agreement”).
The amendments to the Form of PSA Agreement provide that the performance-based restricted stock awards earned by an executive during the performance period will be adjusted up or down 20% depending on the Registrant's three year total shareholder return (TSR) relative to the Peer Group, as set forth in more detail in the Form of PSA Agreement. The amendments also increased the maximum performance criterion level from the 75th to the 90th percentile, along with a corresponding increase in the maximum payout opportunity from 150% of the target amount to 200% of target amount.
The description in this Form 8-K of the Form of PSA Agreement is qualified in its entirety by reference to the copy of the Form of PSA Agreement filed herewith as Exhibit 10.1. The Form of PSA Agreement attached hereto as Exhibit 10.1 replaces, in its entirety, the form of agreement previously filed as Exhibit 99.5 to the Form S-8 (File No. 333-221398) filed with the Securities and Exchange Commission on November 7, 2017.

ITEM 8.01	Other Events
On March 2, 2018, the Registrant issued a press release announcing that the Registrant's 2018 annual meeting of shareholders will be held on May 21, 2018 (“2018 Annual Meeting”). The Registrant also announced that March 29, 2018 has been set as the record date for determining who may vote at the 2018 Annual Meeting. More information about the 2018 Annual Meeting will be sent to Registrant shareholders in April 2018.
The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit 10.1	Form of Restricted Stock Agreement (Management) under the 2017 Omnibus Incentive Plan (performance-based vesting)
Exhibit 99.1	Press release dated March 2, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACYTEXAS FINANCIAL GROUP, INC.

Date:	March 2, 2018	By:	/s/ J. Mays Davenport
J. Mays Davenport, Executive Vice President and Chief Financial Officer